UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020 (June 5, 2020)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal St., Suite 1500 Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 312-517-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 5, 2020, Gogo LLC (“Gogo”), an indirect wholly owned subsidiary of Gogo Inc. (the “Company”), entered into Amendment No. 6 (the “Amendment”) to the 2Ku In-Flight Connectivity Services Agreement, dated as of April 1, 2015 (as previously amended, the “2Ku Agreement”), between Gogo and Delta Air Lines, Inc. (“Delta”), which is attached hereto as Exhibit 10.1. The Amendment provides for (i) the early expiration of the 2Ku Agreement on a fleet-by-fleet staggered schedule beginning in November of 2020 and running through July of 2022 and (ii) deletion of Section 11.2.7 of the 2Ku Agreement, which gave Delta the right to terminate the 2Ku Agreement if, among other things, a materially improved in-flight connectivity product becomes commercially available and the failure to offer that alternative would likely cause Delta competitive harm. The following disclosure regarding the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is incorporated herein by reference.

The Company is issuing the following statement regarding the Amendment and related matters:

•	The Amendment comes in the course of discussions between Gogo and Delta for the provision of free Wi-fi service to passengers on Delta aircraft.

o

The current 2Ku Agreement is a “turnkey” contract, and provides Gogo commercial control of Wi-fi offerings on certain aircraft in return for Gogo subsidizing the installation of equipment on those aircraft and paying a royalty to Delta.

o

In order for Delta to provide free Wi-fi services, Delta must control the commercial relationship with its passengers under an “airline directed” contract, and in turn pay directly for the provision of in-flight connectivity services.

•

Delta has informed Gogo that since it will be paying for Wi-fi services under the airline directed business model it is a strategic procurement imperative that it diversify its provider base in order to generate competition between providers, and that it intends to split its fleet between Gogo and a competitor.

•

Delta has also informed Gogo that it does not believe there is currently enough Ku satellite capacity over North America to meet its extensive user experience expectations for free Wi-fi service on its desired timeline.

•

In order to meet Delta’s expansive capacity needs, Gogo has been working on a Ka solution to augment its 2Ku solution, and has made significant progress on that offering, which is expected to include a cost-effective overnight conversion from a 2Ku installation to a 2Ka installation.

•

The 2Ku Agreement covers 575 predominately single-aisle, mainline jets that fly routes in North America. Gogo also has contracts with Delta for approximately 694 additional Delta aircraft, consisting of twin aisle jets that fly international routes using Ku satellite capacity and a mix of older mainline aircraft and regional jets flying domestic routes utilizing the Gogo ATG network.

•

Gogo notes that most commercial airlines have multiple suppliers for in-flight connectivity and that at Gogo airline partners that provide Gogo with customer satisfaction data, the Gogo 2Ku product outperforms all competitive offerings.

Oakleigh Thorne, the Company’s President and CEO, concluded the statement by saying:

Though we do not relish the idea of having a competitor join us at Delta, this amendment gives us time to complete our 2Ka offering and add capacity to our 2Ku network and will enable us to compete effectively for the fleets in question.

We are also very pleased to see Delta’s continued focus on providing free Wi-fi despite the impact of COVID-19 and view that as a positive for the in-flight connectivity industry as it will drive demand.

We look forward to continuing to work with Delta to drive its vision.

Cautionary Note Regarding Forward-Looking Statements

Certain disclosures in this report include “forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, trends and uncertainties, many of which may be beyond our control, that may cause the Company’s actual results, performance, achievements or future liquidity to be materially different from any projected results, performance, achievements or future liquidity expressed or implied by the forward-looking statements. Such risks, trends and uncertainties include those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 13, 2020 and in Item 1A of its Quarterly Report on Form 10-Q filed with the SEC on May 11, 2020. Any one of these factors or a combination of these factors could materially affect the Company’s financial condition or future results of operations and could influence whether any forward-looking statements contained in this report ultimately prove to be accurate. The Company’s forward-looking statements are not guarantees of future performance, and you should not place undue reliance on them. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	Amendment No. 6 to the 2Ku In-Flight Connectivity Services Agreement, dated as of June 5, 2020, by and between Gogo LLC and Delta Air Lines, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Marguerite M. Elias
Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Date: June 11, 2020